Exhibit 99.1

Grindr Completes Business Combination, to Begin Trading November 18th, 2021 as NYSE: GRND

•	Grindr announces the closing of business combination with Tiga Acquisition Corp.
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Grindr is a profitable leader in the world of LGBTQ social networking platforms with a highly engaged user base in a large and untapped addressable market (“TAM”) of estimated $4 billion for 2022 and serving a highly coveted audience

•	On average, users on Grindr’s platform sent over 260 million daily messages in 2021, and spent an average of 61 minutes per day on the Grindr app in December 2021
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H1’22 non-GAAP revenue was approximately $90MM and H1’22 adjusted EBITDA was approximately $42MM for , representing a period-over-period growth of 44% in non-GAAP revenue and 26% in adjusted EBITDA, respectively

November 18, 2022 07:45 AM Eastern Standard Time

LOS ANGELES--(BUSINESS WIRE)--Grindr, the world’s largest social network for the LGBTQ community, and Tiga Acquisition Corp. (NYSE: TINV) (“TAC”), a special purpose acquisition company, today announced the closing of their previously announced business combination today. Following the completion of the business combination, the combined company was renamed Grindr Inc. and its common stock and warrants will begin trading on the New York Stock Exchange (“NYSE”) today under the ticker symbols “GRND” and “GRND.WS”, respectively. The business combination was approved at an extraordinary general meeting of the TAC stockholders on November 15, 2022.

Founded in 2009, Grindr is an iconic global brand and the leader in its space as a global LGBTQ platform. Grindr has Adjusted EBITDA margins that ranked at the top tier of its industry for the years ended December 31, 2020 and 2021 and for the six months ended June 30, 2022 and 2021, has a large and untapped global TAM with attractive user demographics, and features industry-leading user engagement metrics and privacy practices. Grindr’s hyperlocal, location-based interface surfacing real-time connections drives a powerful engagement engine. As a public company, Grindr will be focused on expanding its platform through user growth, the introduction of additional features and monetization streams, and further international expansion, where the platform is already a leader.

George Arison, Chief Executive Officer, said, “Today marks an important milestone not only for the team at Grindr, but for the LGBTQ community we serve. We enter the public markets with momentum, carried by our market leadership, strong financial performance and significant growth runway as we step up investment in our core product and services. I am thrilled to work with our team and investors as we continue expanding our platform and enhance the critical social infrastructure for a traditionally underserved community.”

“I am exceptionally proud to be bringing Grindr into the public market, where it is poised to deliver on its promise to the community and ultimately to all stakeholders as we execute our strategy for growth and value creation,” said G. Raymond Zage III, CEO of TAC, who will be joining Grindr’s Board of Directors.

To celebrate the completion of the business combination, Grindr will ring the opening bell at NYSE at 9:30 am ET today, November 18, 2022. A live stream of the event and replay can be accessed by visiting https://www.nyse.com/bell.

Grindr Management

George Arison, one of the few openly gay public company CEOs in the US, will continue to serve as Grindr’s Chief Executive Officer. Arison comes to Grindr after nine years of building Shift Technologies, Inc., (Nasdaq: SFT), a leading end-to-end auto ecommerce marketplace, where he was founder and CEO. In addition, Vanna Krantz, former CFO of Disney Streaming Services, was recently appointed as Grindr’s Chief Financial Officer. Krantz has a diverse background from both global public companies and small private companies in media, technology, and financial services. AJ Balance, will continue his role as Grindr’s Chief Product Officer. Balance is a former Uber product executive and has been with the Grindr team for a year helping establish a strong foundation for future innovation and growth.

Grindr’s public Board of Directors (the “Board”) will be one of, if not the most, LGBTQ diverse public boards in history. In addition to George Arison, the Board will include James Lu, Grindr’s Chairperson of the Board since June 2020, who is continuing in that role; G. Raymond Zage, III, who served as director, CEO and Chairman of TAC; J. Michael Gearon, Jr., who is a former Atlanta Hawks owner; Daniel Baer, who has previously served as the United States Ambassador to the Organization for Security and Co-operation in Europe; Gary Horowitz, who is a senior partner at Simpson Thacher & Bartlett; Maggie Lower, who is the Chief Marketing Officer of Hootsuite Media Inc.; Nathan Richardson, who is an investor and tech executive; and Meghan Stabler, who is the Senior Vice President of BigCommerce Pty Ltd. (NASDAQ: BIGC).

Advisors

Cooley LLP acted as legal advisor to Grindr.

The Raine Group LLC acted as financial advisor and Milbank LLP acted as legal advisor to Tiga Acquisition Corp.

About Grindr

With roughly 11 million monthly active users in virtually every country in the world in 2021, Grindr has grown to become a fundamental part of the LGBTQ community since its launch in 2009. Grindr continues to expand its ecosystem to enable gay, bi, trans and queer people to connect, express themselves, and discover the world around them. Grindr is headquartered in West Hollywood, California. The Grindr app is available on the App Store and Google Play. For more information about Grindr, please visit the Grindr’s investor relations website at: https://www.investors.grindr.com/.

About Tiga Acquisition Corp.

TAC is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. For more information, please visit https://www.tiga-corp.com. The information contained on, or accessible through, TAC’s website is not incorporated by reference into this press release, and you should not consider it a part of this press release.

Forward Looking Statements

This press release may contain a number of “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the benefits and timing of the business combination, the anticipated timing of the trading of the combined company and expectations regarding Grindr’s possible or assumed future results of operations, competitive position, industry environment and potential growth opportunities. These forward-looking statements are based on TAC’s or Grindr’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside TAC’s or Grindr’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements.

These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the outcome of any legal or regulatory proceedings that may be instituted against TAC and Grindr related to the merger agreement relating to the business combination or the business combination; (b) the effect of the announcement of the business combination on Grindr’s business relationships, operating results and business in general; (c) the inability to maintain the listing of Grindr’s securities on the NYSE; (d) the risk that the business combination disrupts current plans and operations of Grindr or its subsidiaries as a result of the announcement and consummation of the business combination; (e) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (f) costs related to the business combination and being a public company; (g) changes in applicable laws or regulations, including legal or regulatory developments; (h) the possibility that Grindr may be adversely affected by other economic, business and/or competitive factors; (i) the ability to implement business plans, forecasts, and other expectations after the completion of the business combination, and identify and realize additional opportunities; and (j) the risk of downturns in the economic conditions, including residual effects of the COVID-19 pandemic and monkeypox.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section and the “Cautionary Note Regarding Forward-Looking Statements” in the registration statement on Form S-4, the proxy statement/prospectus and other documents filed or may be filed by TAC or Grindr from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, neither TAC nor Grindr undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this press release.

Contacts
For Grindr Communications and Investor Relations:
Patrick Lenihan
Patrick.Lenihan@grindr.com

Investors:
Ellipsis
Jeff Majtyka
IR@grindr.com

Media:
TrailRunner International
Lexi Schuchert
Press@grindr.com

For Tiga Acquisition Corp.:
Tiga Acquisition Corp.
Diana Luo
CFO@tigaacquisitioncorp.com